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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 10, 2000 included in the company's Form 10-K for the year ended September 3, 2000 and to all references to our Firm included in this registration statement.

                      /s/ Arthur Andersen LLP

October 22, 2001
Seattle, Washington

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS